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                               CONSENT AND WAIVER

         Consent to Assignment and Waiver of Rights ("Consent and Waiver"), effective as of September 18, 2002, given by Merrimac Industries Inc. (the "Company") to Ericsson Holding International B.V. ("Seller") and Infineon Technologies AG ("Purchaser").

         WHEREAS, Seller has entered into an agreement with Purchaser whereby Seller and its affiliated companies have agreed to sell the microelectronics business (excluding opto-semiconductors and power modules, but including the RF power business) of the Ericsson Group (the "Business") to Purchaser;

         WHEREAS, as part of the Business, Seller owns 475,000 shares of the Company's common stock (the "Shares") and 475,000 common stock purchase rights (the "Rights") issued under the Company's Rights Agreement, dated March 9, 1999, as amended through the date hereof (the "Rights Agreement") and Seller has the right to acquire 119,381 shares of the Company's common stock (and the applicable Rights) at a Purchase Price of $17.80 per share (the "Warrant Shares," and together with the Shares and the Rights, the "Securities") upon the exercise of that certain Warrant, dated October 26, 2000 (the "Warrant");

         WHEREAS, Seller and the Company are parties to the following agreements: (i) that certain Stock Purchase and Exclusivity Letter Agreement, dated April 7, 2000, as amended by that certain letter agreement dated February 1, 2002 (the "Letter Agreement"), (ii) that certain Registration Rights Agreement, dated April 7, 2000 (the "April Registration Rights Agreement"),
(iii) that certain Registration Rights Agreement, dated October 26, 2000 (the "October Registration Rights Agreement") and (iv) that certain Subscription Agreement, dated as of October 26, 2000 (the "Subscription Agreement," and together with the Letter Agreement, the April Registration Rights Agreement and the October Registration Rights Agreement, the "Agreements"); and

         WHEREAS, Purchaser is willing to purchase the Shares, the Rights and the Warrant from Seller in connection with a purchase of the Business, subject to, among other things: (i) Seller assigning to Purchaser, with the Company's consent, the Agreements and the Warrant and all of Seller's rights, title and interest in and to the Agreements and the Warrant and (ii) the waiver by the Company of certain statutory rights under the Delaware General Corporation Law (the "DGCL") and certain other rights in connection with the Rights Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Company hereby consents to the assignment by Seller to Purchaser (or its affiliate) of the Agreements and the Warrant and all of Seller's rights, title and interest in and to the Agreements and the Warrant, as modified in accordance with that certain modification agreement attached hereto as Exhibit A and incorporated by reference herein (the "Modification Agreement").

         2. Purchaser hereby agrees to assume, upon the assignment by Seller to Purchaser of the Agreements and the Warrant, as modified by the Modification Agreement, and all




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         of Seller's rights, title and interest in and to the Agreements and the
         Warrant, all obligations of Seller under the Agreements and the Warrant, as modified by the Modification Agreement, arising after the effective date hereof. Seller and each of its affiliates are hereby released and discharged from any and all duties, liabilities and obligations arising under the Agreements after the effective date hereof.

         3. Subject to Section 2, the Company hereby acknowledges and agrees that except as expressly amended by Purchaser and the Company in writing in accordance with the Modification Agreement, each of the Agreements and the Warrant shall remain in full force and effect in accordance with its respective terms, without any waiver, amendment or modification of any term, condition or provision thereof. Nothing herein or otherwise is, or shall be deemed, a waiver of any right of Seller (or Purchaser (or its assignee) as assignee of Seller, as the case may be) or any obligation of the Company under any of the Agreements or the Warrant. The Company hereby acknowledges and agrees that the Agreements and the Warrant are in the form originally filed with the Securities and Exchange Commission and that there have been no amendments, modifications, supplements or other changes to any of the Agreements or the Warrant from such forms other than the February 1,2002 amendment to the Letter Agreement, the number of Shares purchasable, and the Purchase Price (as defined in the Warrant) thereof, under the Warrant as set forth in the second recital hereof.

         4. The Company represents and warrants to Purchaser that the Company has, prior to the date hereof, amended the Rights Agreement in substantially the form attached hereto as Exhibit B and incorporated by reference herein. The Company hereby represents and warrants to Purchaser that the Company's board of directors has, prior to the date hereof, approved the acquisition by Purchaser of the Securities, including, without limitation, the Warrant Shares upon exercise, if any, of the Warrant, and the other transactions contemplated hereby, including, without limitation, the Modification Agreement. The Company represents and warrants to Purchaser that the restrictions in Section 203(a) of the DGCL do not apply to the Company. The Company covenants and agrees that if, at any time after the date hereof, it is determined that Section 203(a) of the DGCL applies to Purchaser in connection with the Securities, including, without limitation, the Warrant Shares upon exercise, if any, of the Warrant as modified by the Modification Agreement, or otherwise in connection with the transactions contemplated hereby, then the Company shall take or cause to be taken all actions necessary to exempt Purchaser from such application. Attached hereto as Annex X is a certificate duly executed by the secretary of the Company certifying as to the incumbency of the president of the Company and attaching and certifying as authentic duly adopted minutes and resolutions of the Company's board of directors reflecting (1) the approval of the acquisition by the Purchaser of the Securities, (2) the adoption and approval of the amendment to the Rights Agreement attached hereto as Exhibit A, (3) the determination by the Company's board of directors to exempt each of the transactions contemplated hereby from the application of Section 203 of the DGCL, and (4) the adoption and approval of each of the other transactions contemplated hereby, including, without limitation, the Modification Agreement, with the incumbency of the secretary of the


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         Company certified by the president of the Company. The Company represents and warrants, and such certificate shall certify, that the resolutions attached to Annex X have not been modified, replaced or supplemented since the date of their adoption, are in full force and effect and are all of the resolutions applicable to any of the foregoing. The Company further represents and warrants that this Consent and Waiver has been duly executed and delivered and constitutes the binding obligation of the Company, enforceable against the Company in accordance with its terms.

         5. This Consent and Waiver shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to any conflict of law provisions thereof. This Consent and Waiver may not be amended, supplemented or modified nor may the obligation of the parties hereto be waived, except by an instrument in writing signed by each of the parties hereto and by Purchaser. This Consent and Waiver may be executed in any number of counterparts each of which when so executed shall be deemed an original and all of which counterparts together shall constitute one and the same instrument.

                              [SIGNATURE TO FOLLOW]



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         IN WITNESS WHEREOF, each of the parties has caused this Consent and
Waiver to be duly executed as of the date first written above.

                                                MERRIMAC INDUSTRIES INC.


                                                By:    /s/ Mason N. Carter
                                                       -------------------------
                                                Name:  Mason N. Carter
                                                Title: Chief Executive Officer



ACKNOWLEDGED AND AGREED:
ERICSSON HOLDING INTERNATIONAL B.V.


By:    /s/ CGJM Evers
--------------------------
Name:  CGJM Evers
Title: Controller


ACKNOWLEDGED AND AGREED:
INFINEON TECHNOLOGIES AG

By:    /s/ Bogel
--------------------------
Name:  Bogel
Title: Corporate Legal Counsel

                                    EXHIBIT A

                             Modification Agreement

                   (included as Exhibit 99.2 of this Form 8-K)

                                    EXHIBIT B

                       Amendment No. 6 to Rights Agreement

                   (included as Exhibit 99.3 of this Form 8-K)